Aegis Value Fund, Inc.
Third Annual Report
August 31, 2000




Shareholders' Letter

October 11, 2000
Dear Shareholders:

	We want to again welcome all new shareholders of the Aegis Value Fund, Inc. We are very happy to have you join us as investors in the Fund, and look forward to working to help you achieve consistent and satisfactory growth of your capital for many years into the future.
	Your Fund had a steady year during its fiscal year ended August 31, 2000. While various sectors of the market were leaping or diving in an extremely volatile period for the market, your Fund weathered these fluctuations and achieved a total return of 6.44% for the twelve months. This return was below the returns of the market averages, as the Standard & Poor's 500 Index gained 16.32%, the Russell 2000 Index gained 27.15% and the Russell 2000 Value Index rose 13.70%.
	Because our investment style involves the selection of securities with a "bottom-up" approach, and we typically hold only 30-40 securities in the portfolio, the returns in the Fund will be somewhat lumpy. We are investing for high long-term returns, not trying to track the market averages. On a longer-term basis, your Fund has excelled versus comparable funds, gaining 18.86% since inception, versus a gain of 41% for the S&P 500, a 17.10% gain for the Russell 2000, and a loss of 1.89% for the Russell 2000 Value Index.
	The Fund began its fiscal year with a net asset value per share of $10.87 and finished the year with a net asset value of $9.72, after taking into account the reduction in price from income and capital gain distributions.
	During the year, shareholders received an income distribution of $0.15 per share, a short-term capital gain distribution of $0.93 per share, and a long-term capital gain distribution of $0.77. These payments were made December 20, 1999 to shareholders of record as of December
17, 1999.
	We mentioned to you last year at this time that we were being cautious toward the market and also toward financial stocks, in view of potential problems with rising interest rates and concerns about credit quality. Despite these problems, which have indeed come to light over the past year, financial stocks have done fairly well in recent months and our modest exposure to this group is the main reason that we were not able to beat the Russell 2000 Value Index over the past twelve months. However, widening problems with credit quality during the course of this year, and a slowing economy which will exacerbate those problems, still lead us to believe that financial stocks should not be emphasized at this time. But we did tell you last year that you should expect them to be a significant part of the Fund's portfolio over the long term.
	Most recently, the market has had a serious decline in the several weeks from August 31 to the date of this shareholder letter, and your Fund has been able to improve its performance versus the market averages in that time. When we sent you our last shareholder letter in March, the divergence between the "Old Economy" and the "New Economy" stocks was at its zenith. We mentioned at the time that virtually everything in the market which was not related to technology was being unceremoniously dumped into the bargain bin, while even very marginal technology companies were trading at extremely lofty valuations.
 	We wrote that the basic arithmetic of investing was on our side, and that we knew that the pendulum would swing back at some point. Within a matter of days, the most speculative of the technology stocks began to crumble, and the depressed value stocks quietly began to rally. It was the beginning of the end for most of the "New Economy" stocks.
	The past seven months, from March 1 through the date of this letter, have seen the Russell 2000 Growth Index, home of many of the most speculative companies, decline by a gut-wrenching 22%. It's been a drop comparable to the October 1987 crash, just spread out over months rather than days.
	But the market has been admirably surgical in excising the overvalued sectors. Some of the broader market averages are flat or higher in this same time period, while your Fund's share value has actually increased by 7.56%. Clearly, the trend is changing.
	Unfortunately for the speculators, we believe that it will take even more punishment before the market fully swings back to the fundamentals of value investing. Despite the sharp sell-off in the most aggressive stocks, and quite shocking declines even in some of the major blue-chip issues, there is a surprising lack of pessimism in the tone of market trading. It's our thinking that the market will have to snuff out any sense of optimism on the part of more speculative traders before the next strong market upswing can begin.
As of September 30, 2000, your Fund had a portfolio with a weighted average price to book value of 88 percent and price to revenues of 53 percent. The weighted average market capitalization of the companies in the portfolio was $196 million. These figures are slightly above the portfolio averages in our last shareholder report due to the market appreciation of our holdings, but still place the Fund's portfolio in the bottom 11 percent of all U.S. stocks.
	We continue to be very excited about the outlook for smaller value stocks. It's our feeling that the good companies will either increase in price to a more reasonable level, or be acquired by savvy companies looking to expand inexpensively.
	In our latest fiscal year, the Fund was the beneficiary of the buyouts or mergers of ASARCO, Castle & Cooke, Kranzco Realty, Premiumwear, and
Onix Systems. In addition, Medical Alliance announced the sale of a major division, and Quipp is exploring strategic options, including the possible sale of the company.
	All of this activity tells us that industrial America's equities are on sale for bargain prices, and we believe that one of the ways to benefit from the situation is to own a portfolio of undervalued small companies which are targets for purchase by their larger brethren. We expect this takeover trend to continue in coming months.
	Please keep in mind that your Fund's managers have a sizable portion of our personal net worth invested with you in the Fund, and we strongly believe that we should share in the risks as well as the rewards of your investment. We are long-term investors, and will stick with a solid value strategy that has proven itself over long periods of time and in many types of market environments.
	As always, we are grateful for your confidence in us, and are delighted that you have joined us as investors in the Fund.

			Sincerely,

			BERNO, GAMBAL & BARBEE, INC.
			William S. Berno
			Paul Gambal
			Scott L. Barbee
			Managing Directors




Aegis Value Fund, Inc.
Schedule of Portfolio Investments
August 31, 2000


Common Stocks - 97.6%                        Shares      Market Value
Industrial Cyclicals - 24.7%
Commonwealth Industries, Inc.                 5,500         $  27,844
Ethyl Corporation                            29,000            59,182
P.H. Glatfelter Company                       3,000            31,500
Quipp, Inc.                                   2,000            47,000
Ryerson Tull - Class A                        3,958            37,354
Stewart & Stevenson, Inc.                     7,000           113,296
Tecumseh Products Co. - Class B               1,500            58,125
                                                            ---------
                                                            $ 374,931

Energy & Natural Resources - 5.8%
Lufkin Industries, Inc.                       2,000            37,625
McMoran Exploration, Inc.                     1,875            19,219
USEC, Inc.                                    7,000            30,625
                                                            ---------
                                                            $  87,469

Finance and Real Estate - 14.9%
Crazy Woman Creek Bancorp Inc.                3,000         $  34,312
First Union Real Estate Equity SBI           15,000            40,313
Kramont Realty Trust                          3,500            34,781
The MIIX Group, Inc.                          3,000            24,188
Prime Hospitality Corporation                 5,200            53,950
Redwood Trust                                 2,500            39,531
                                                            ---------
                                                            $ 227,075
Consumer Durables - 3.5%
TBC Corporation                               9,500         $  52,844
                                                            ---------
                                                            $  52,844

Textiles and Apparel - 4.7%
Angelica Corporation                          5,700         $  46,669
Nitches, Inc.                                 4,000            25,000
                                                            ---------
                                                            $  71,669

Technology - 7.5%
CAM Commerce Solutions, Inc.                 13,000         $  80,844
Sparton Corporation                           8,000            33,000
                                                            ---------
                                                            $ 113,844

Agriculture - 17.3%
The Andersons, Inc.                           9,500         $  83,421
Corn Products International                   1,000            25,125
DIMON, Inc.                                   7,000            21,875
Farmer Brothers Company                         200            34,462
Standard Commercial Corporation              21,300            98,513
                                                            ---------
                                                            $ 263,396

Services - 5.3%
Imperial Parking Corporation                    750         $  12,750
International Shipholding Corporation         4,000            28,750
Maritrans, Inc.                               6,800            39,100
                                                            ---------
                                                            $  80,600
Retail and Entertainment - 13.9%
Bowl America Inc. - Class A                   9,030         $  73,369
Dress Barn, Inc.                              2,000            42,625
Duckwall-ALCO Stores, Inc.                    4,000            38,500
Elder-Beerman Stores Corporation              4,000            18,000
Lubys, Inc.                                   3,000            16,500
Marsh Supermarkets Inc. - Class B             2,000            22,000
                                                            ---------
                                                            $ 210,994

      Total common stocks - 97.6%
         (Identified Cost $1,602,573)                     $ 1,482,822
                                                          -----------

Rights and Warrants - 0.6%
Coast Federal Contingent Payment Rights       7,000             9,407
                                                          -----------
      Total -0.6%  (Identified Cost $47,737)              $     9,407

-----------Cash - 1.6%                                               $
  24,288
                                                          -----------
Dividends, interest and other receivables - 0.2%          $     3,908
                                                          -----------
      Total Assets - 100.0%                               $ 1,520,425
                                                          -----------



Aegis Value Fund, Inc.
Statement of Assets and Liabilities
August 31, 2000


Assets:
   Investments in securities, at market value -
      identified cost $1,650,310                          $ 1,492,229
   Cash                                                        24,288
   Dividends and interest receivable                            3,413
   Due from investment advisor (Note 5)                           495
                                                          -----------
      Total assets (all current)                            1,520,425

Liabilities:

      Total liabilities (all current)                               0

                                                          -----------
Net Assets:

   Net assets (equivalent to $9.72 per share based on
      156,443.629 shares of capital stock outstanding)
         (Note 6)                                         $ 1,520,425
                                                          -----------



Aegis Value Fund, Inc.
Statement of Operations
For the Year Ended August 31, 2000


Investment Income:

   Income
      Dividends                              $ 55,439
      Interest                                  2,055
                                             --------
            Total income                                    $  57,494

   Expenses
      Investment advisory fees                 18,404
      Insurance	                                4,801
                                             --------
            Total expenses                                     23,205
                                                            ---------
            Investment income - net                            34,289
                                                            ---------

Realized and unrealized gain (loss) on investments:
   Net realized gain on investments                           297,860
   Change in unrealized depreciation of
      investments for the period                             (202,439)
                                                            ---------
   Net gain on investments                                     95,421
                                                            ---------
Net increase in net assets resulting from operations        $ 129,710
                                                            ---------


Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Year Ended August 31, 2000


Increase in net assets from operations:

   Investment income - net                                 $   34,289
   Net realized gain on investments                           297,860
   Change in unrealized depreciation                         (202,439)
                                                           ----------
      Net increase in net assets
         resulting from operations                            129,710
                                                           ----------
Distributions:

   Investment income - net                                    (20,586)
   Realized capital gains                                    (233,306)
                                                           ----------
      Total distributions                                    (253,892)
                                                           ----------
Capital share transactions:

   Issuances (13,381.428 shares)                              138,849
   Issuances in lieu of cash
      distributions (29,834.499 shares)                       253,892
   Redemptions (24,081.892 shares)                           (229,143)
                                                           ----------
      Total share proceeds                                    163,598
                                                           ----------

            Total increase in net assets                       39,416
                                                           ----------
Net assets

   Beginning of fiscal year                                 1,481,009
                                                           ----------
   End of fiscal year (including undistributed
      net investment income of $24,085)                   $ 1,520,425
                                                           ----------



Aegis Value Fund, Inc.
Financial Highlights
For the Year Ended August 31, 2000


Per share data (for a share outstanding throughout the period):

Net asset value - beginning of period                         $ 10.87
                                                              -------
Income from investment operations -
   Net investment income                                         0.23
   Net realized and unrealized gain (loss) on investments        0.47
                                                              -------
      Total from investment operations                           0.70
                                                              -------
Less distributions declared to shareholders
   From investment income - net                                 (0.15)
   From realized capital gains                                  (1.70)
                                                              -------
      Total distributions                                       (1.85)
                                                              -------
Net asset value - end of period                               $  9.72
                                                              -------

Total return                                                     6.44%*

Ratios (to average net assets)/Supplemental data:

Expenses                                     1.50%*
Net investment income                        2.22%
Portfolio turnover                             50%

Net assets at end of period (000's)        $1,520


*The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
      Net investment income (loss)          $0.09
   Ratios (to average net assets)
      Expense ratio                          2.82%
      Net investment income                  0.90%

The accompanying notes are an integral part of this financial statement.




Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 2000


1.  The Organization
	Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on October 22, 1997 and commenced operations on May 15, 1998.


2.  Summary of Significant Accounting Policies
Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Federal income taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Cash and cash equivalents. For purposes of the statements of cash flows, the Fund considers all highly liquid investments to be cash equivalents.

Distributions to shareholders. Dividends to shareholders are recorded on the ex-dividend date.

Other. The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.  Investment Advisory and Custodian Agreements
	The Fund pays advisory fees for investment management and advisory services under a management agreement (Agreement) that provides for fees to be computed at an annual rate of 1.20% of the Fund's average daily net assets. The Agreement provides for an expense reimbursement from the investment advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets for any full fiscal year. The Agreement shall remain in force through March 11, 2002 and may be renewed for additional two-year periods thereafter.

	The Fund also entered into an agreement with a custodian (Investec Ernst & Company) to hold and administer securities and cash of the Fund. The agreement may be terminated by either party on 90 days' written notice.

4.  Investment Transactions
	Purchases and sales of investment securities were $728,484 and $747,250, respectively, for the year ended August 31, 2000. The specific identification method is used to determine cost basis when calculating realized gains and losses. As of August 31, 2000, the unrealized depreciation on investments was $158,502; accumulated undistributed net realized gains on investment transactions totaled $204,248.

5.  Receivable from Investment Advisor
	Certain officers and directors of the Fund are also officers and directors of the investment advisor. The unpaid investment advisory fee accrued through August 31, 2000 was $1,794. The investment advisor also paid expenses on behalf of the Fund, consisting mostly of legal, accounting, and insurance costs. At August 31, 2000, the investment advisor owed the Fund $2,289 for expenses the Fund incurred.
Therefore, the net amount receivable at August 31, 2000 from the investment advisor was $495.

6.  Net Assets

Net assets consists of the following as of August 31, 2000:

Common stock ($0.001 par value, 100,000,000
   shares authorized, 156,443.629 shares outstanding)     $       156

Paid-in capital                                             1,450,438

Undistributed investment income                                24,085

Accumulated net realized gains (losses)                       204,248

Unrealized appreciation (depreciation) of investments        (158,502)
                                                          -----------
      Total                                               $ 1,520,425
                                                          -----------



Aegis Value Fund, Inc.
Independent Auditor's Report



Bish & Haffey, P.C.
50 South Pickett Street
Suite 200
Alexandria, VA  22304

						September 29, 2000

To the Shareholders and
   Board of Directors of
      Aegis Value Fund, Inc.

	We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 2000, and the related statements of operations, cash flows, changes in net assets, and the selected per share data and ratios for the year then ended. The financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

	In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 2000, the results of its operations, cash flows, changes in its net assets and the selected per share data and ratios for the year then ended, in conformity with generally accepted accounting principles.

					Bish & Haffey, P.C.





Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (703)528-7788
Fax:  (703)528-1395
Internet:  www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Albert P. Lindemann, III
Eskander Matta

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
Investec Ernst & Company
One Battery Park Plaza
New York, NY  10004-1478

Certified Public Accountants
Bish & Haffey, P.C.
50 South Pickett Street, Suite 200
Alexandria, VA  22304